                                                                Exhibit 23.1


                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 27, 2003, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-102731) and related Prospectus of DigitalNet Holdings, Inc. for the registration of shares of its common stock.

                                            /s/ Ernst & Young LLP

McLean, Virginia
March 6, 2003